Exhibit 99.1

NEWS RELEASE

     FOR IMMEDIATE RELEASE

     Contact: Paul V. Cusick, Jr.

     Phone: (781) 393-4601

     Fax: (781) 393-4071

CENTURY BANCORP, INC. REPORTS FOURTH QUARTER
RESULTS AND DECLARES QUARTERLY DIVIDEND

Medford, MA, January 20, 2004—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $3,199,000, or $0.58 per share diluted, for the fourth quarter ended December 31, 2003, compared to net income of $3,461,000, or $0.62 per share diluted, for the fourth quarter of 2002. For the entire year 2003, net income totaled $11,680,000 or $2.11 per share diluted, compared to $13,504,000, or $2.44 per share diluted, for the same period a year ago. Included in income for the year-to-date ended 2003 is the previously announced net tax charge of $1,183,000 associated with the Real Estate Investment Trust (“REIT”) settlement. This charge was the result of an agreement with the Massachusetts Department of Revenue (“DOR”) settling a dispute related to taxes that the DOR claimed were owed from the Company’s REIT.

At December 31, 2003, total equity capital was $103.7 million compared to $100.3 million at December 31, 2002. Century’s leverage ratio stood at 8.05% on December 31, 2003, compared to 8.28% for the same period a year ago. Book value as of December 31, 2003 was $18.78 per share compared to $18.17 for the same period last year.

Century’s allowance for loan losses was $8.8 million, or 1.71% of loans outstanding at the end of the fourth quarter, compared to $8.5 million, or 1.65% of loans outstanding at December 31, 2002. Non-accruing loans totaled $1.2 million at December 31, 2003, compared to $3.0 million at the end of the previous quarter and $0.5 million at December 31, 2002.

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Net interest income totaled $45.4 million for the year ended December 31, 2003, versus $46.4 million for the same period in 2002. The 2.3% decrease in net interest income for the year-to-date is mainly due to a sixty-nine basis point decrease in the net interest margin. The decrease in the net interest margin was mostly offset by a 19.4% increase in the average balances of earning assets, combined with a similar increase in deposits and borrowed funds. The increase in volume was mainly the result of an acquisition of $192.7 million of deposits from Capital Crossing Bank during the first quarter of 2003 and internal deposit growth during the year. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable February 13, 2004 to stockholders of record on January 30, 2004.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
December 31, 2003 and 2002 (000’s)

	December 31,	December 31,
	2003	2002
Assets
Cash and Due From Banks	$64,299	$63,188
Federal Funds Sold and Interest-bearing Deposits In Other Banks	161,022	59,017
Securities Available-For-Sale (AFS)	703,335	761,531
Securities Held-to-Maturity	197,872	127,209
Loans:
Commercial & Industrial	39,742	46,044
Construction & Land Development	34,121	33,155
Commercial Real Estate	293,781	291,598
Residential Real Estate	86,780	92,291
Consumer and Other	8,508	9,634
Home Equity	49,382	41,527

Total Loans	512,314	514,249
Less: Allowance for Loan Losses	8,769	8,506

Net Loans	503,545	505,743
Bank Premises and Equipment	21,589	12,928
Accrued Interest Receivable	8,450	9,370
Goodwill	2,714	2,717
Core Deposit Intangible	3,223	0
Other Assets	22,862	15,498

Total Assets	$1,688,911	$1,557,201

Liabilities
Demand Deposits	$270,115	$248,340
Interest Bearing Deposits:
Savings and NOW Deposits	291,950	317,698
Money Market Accounts	417,171	357,921
Time Deposits	359,617	222,325

Total Interest Bearing	1,068,738	897,944

Total Deposits	1,338,853	1,146,284
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	40,050	51,800
Federal Home Loan Bank Advances and Other	136,329	169,420

Total Borrowed Funds	176,379	221,220
Other Liabilities	10,982	17,622
Investments Purchased Payable	29,330	43,069
Long Term Debt	29,639	28,750

Total Liabilities	1,585,183	1,456,945
Stockholders’ Equity
Common Stock	5,956	5,949
Additional Paid-In Capital	11,227	11,123
Retained Earnings	91,427	81,755
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive Income, Net of Taxes	1,100	7,411

Total Stockholders’ Equity	103,728	100,256

Total Liabilities & Stockholders’ Equity	$1,688,911	$1,557,201

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
December 31, 2003 and 2002 (000’s)

	(unaudited)
	Quarter		Year-to-date
	2003	2002	2003	2002
Interest Income:
Loans	$8,064	$9,269	$33,134	$35,953
Securities Held-to-Maturity	2,049	1,607	7,152	7,150
Securities Available-for-Sale	6,423	7,402	28,738	27,311
Federal Funds Sold and Interest-bearing Deposits In Other Banks	24	188	274	710

Total Interest Income	16,560	18,466	69,298	71,124
Interest Expense:
Savings and NOW Deposits	569	782	2,586	3,183
Money Market Accounts	1,178	1,242	5,111	4,730
Time Deposits	1,678	1,685	7,246	6,841
Securities Sold Under Agreements to Repurchase	88	155	457	696
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,100	2,429	8,542	9,268

Total Interest Expense	5,613	6,293	23,942	24,718

Net Interest Income	10,947	12,173	45,356	46,406
Provision For Loan Losses	0	300	450	1,200

Net Interest Income After Provision for Loan Losses	10,947	11,873	44,906	45,206
Other Operating Income
Service Charges on Deposit Accounts	1,234	1,132	4,782	4,418
Lockbox Fees	735	817	3,186	3,463
Brokerage Commissions	177	166	579	1,038
Other Income	256	264	1,009	1,347

Total Other Operating Income	2,402	2,379	9,556	10,266
Operating Expenses
Salaries	3,715	4,517	16,263	17,449
Employee Benefits	1,196	1,147	5,047	4,260
Occupancy	721	640	2,648	2,301
Equipment	477	494	1,703	2,134
Other	2,088	1,880	8,158	7,945

Total Operating Expenses	8,197	8,678	33,819	34,089

Income Before Income Taxes	5,152	5,574	20,643	21,383
Income Tax Expense
Provision for Income Taxes	1,953	2,113	7,780	7,879
Retroactive REIT Settlement	0	0	1,183	0

Total Income Tax (Benefit) Expense	1,953	2,113	8,963	7,879
Net Income	$3,199	$3,461	$11,680	$13,504

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
December 31, 2003 and 2002 (000’s)

	December 31,	December 31,
	2003	2002
Assets
Cash and Due From Banks	$59,168	$55,270
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	24,760	45,273
Securities Available-For-Sale (AFS)	782,874	571,027
Securities Held-to-Maturity	162,988	126,675
Total Loans	500,723	488,465
Less: Allowance for Loan Losses	8,901	7,828

Net Loans	491,822	480,637
Bank Premises and Equipment	16,493	11,953
Accrued Interest Receivable	9,776	9,446
Goodwill	2,714	2,714
Core Deposit Intangible	2,664	69
Other Assets	24,104	18,529

Total Assets	$1,577,363	$1,321,593

Liabilities
Demand Deposits	$267,284	$232,372
Interest Bearing Deposits:
Savings and NOW Deposits	339,716	274,841
Money Market Accounts	392,066	268,504
Time Deposits	239,189	189,395

Total Interest Bearing	970,971	732,740

Total Deposits	1,238,255	965,112
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	51,402	61,718
Federal Home Loan Bank Advances and Other	141,594	157,781

Total Borrowed Funds	192,996	219,499
Other Liabilities	16,429	15,984
Long Term Debt	28,750	28,750

Total Liabilities	1,476,430	1,229,345
Stockholders’ Equity
Common Stock	5,951	5,948
Additional Paid-In Capital	11,158	11,111
Retained Earnings	86,126	76,073
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive Income, Net of Taxes	3,680	5,098

Total Stockholders’ Equity	100,933	92,248

Total Liabilities & Stockholders’ Equity	$1,577,363	$1,321,593

Total Average Earning Assets — YTD	$1,471,345	$1,231,440

Total Average Earning Assets — QTD	$1,459,074	$1,348,126

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
December 31, 2003 and 2002 (000’s)

	2003	2002
Performance Measures:
Earnings per average share, basic, quarter	$0.58	$0.63
Earnings per average share, diluted, quarter	$0.58	$0.62
Earnings per average share, basic, year-to-date	$2.12	$2.45
Earnings per average share, diluted, year-to-date	$2.11	$2.44
Return on average assets, year-to-date	0.74%	1.02%
Return on average stockholders’ equity, year-to-date	11.57%	14.64%
Net interest margin (taxable equivalent), year-to-date	3.08%	3.77%
Efficiency ratio, year-to-date	61.6%	60.1%
Book value per share	$18.78	$18.17
Tangible book value per share	$17.70	$17.68
Tangible capital / tangible assets	5.81%	6.27%
Common Share Data:
Average shares outstanding, basic, quarter	5,523,403	5,517,400
Average shares outstanding, basic, year-to-date	5,519,800	5,516,590
Average shares outstanding, diluted, quarter	5,560,317	5,539,137
Average shares outstanding, diluted, year-to-date	5,548,615	5,534,059
Shares outstanding Class A	3,409,338	3,397,315
Shares outstanding Class B	2,115,100	2,120,110

Total shares outstanding	5,524,438	5,517,425

Assets Quality and Other Data:
Allowance for loan losses / loans	1.71%	1.65%
Nonaccrual loans	$1,175	$511
Nonperforming assets	$1,175	$511
Loans 90 days past due and still accruing	$0	$0
Net charge-offs (recoveries)	$187	($194)
Leverage ratio	8.05%	8.28%
Tier 1 risk weighted capital ratio	16.91%	16.77%
Total risk weighted capital ratio	18.09%	17.98%
Total risk weighted assets	$742,411	$707,885